Nicholas Financial


Columbia, SC
Grand Opening Celebration!!
Smiling Faces
Beautiful Places
Welcome to
Nicholas Financial
Columbia, South Carolina

You're Invited to

Nicholas Financial's Columbia Grand Opening

Date:	Time:	Location:	
December 16th, 2020	11:30 am to 12:30 pm	800 Columbiana Drive, Suite 106 Irmo, SC 29063	For more Info call: 803-336-4440

Official Ribbon Cutting at 11:45 am - Lunch will be served

Proudly Serving Dealers in FL, AL, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,WI, UT

www.NicholasFinancial.com